                              November 21, 1994



CONFIDENTIAL

The Board of Directors             Trustee
Wm. S. Barnickel & Company         John S. Lehmann Trust f/b/o
c/o Mr. Jules Chasnoff                John S. Lehmann, Jr.
Lowenhaupt & Chasnoff, L.L.C.      c/o Mr. John L. Phillips, Jr.
10 South Broadway, Suite 600       Boatmen's Trust Company
St. Louis, MO  63102-1733          P. O. Box 14737
                                   St. Louis, MO  63178

Trustees                           Trustee
William S. Barnickel               John S. Lehmann Trust f/b/o
   Testamentary Trust                 Frederick W. Lehmann III
c/o Mr. Jules Chasnoff             c/o Mr. John L. Phillips, Jr.
Lowenhaupt & Chasnoff, L.L.C.      Boatmen's Trust Company
10 South Broadway, Suite 600       P. O. Box 14737
St. Louis, MO  63102-1733          St. Louis, MO  63178

Michael V. Janes                   G. J. Brown
8 Glenview Road                    3 Indian Hill
St. Louis, MO  63124               St. Louis, MO  63124

William B. Janes                   John V. Janes, Jr.
724 Tulalip Road N.E.              5528 Beach Drive West
Marysville, WA  98271              Destin, FL  32541

Ladies and Gentlemen:

The purpose of this letter is to outline the principal elements of a proposed acquisition of assets (the "Proposed Transaction") pursuant to which Petrolite Corporation, a Delaware corporation ("Petrolite"), would acquire substantially all of the assets of Wm.
S. Barnickel & Company, a Missouri corporation ("Barnickel Company"). Your concurrence in the proposal described herein by execution of this letter in the spaces provided below will give rise to an understanding in principle between the parties hereto, it being understood and agreed that said understanding in principle will not be binding upon the parties (except for the provisions of paragraphs 13, 14, 15 and 16 hereof, each of which shall bind a party severally and only to the extent that such party is referred to therein), and that the parties shall have no obligations with respect to the Proposed Transaction unless and until Petrolite and Barnickel Company enter into a definitive agreement (the "Definitive Agreement") and certain collateral agreements relating thereto.

The Board of Directors
Trustees, William S. Barnickel Testamentary Trust
Trustee, John S. Lehmann Trust f/b/o John S. Lehmann, Jr.
Trustee, John S. Lehmann Trust f/b/o Frederick W. Lehmann III
Michael V. Janes
G. J. Brown
William B. Janes
John V. Janes, Jr.
Page 2
November 21, 1994

1. The Proposed Transaction would be structured as a transaction qualifying as a reorganization within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). Petrolite would acquire (i) all shares of Petrolite capital stock ("Petrolite Capital Stock") owned by Barnickel Company as of the closing of the Proposed Transaction (the "Closing"), (ii) any interests (the "Trust Interests") in the William S. Barnickel Testamentary Trust (the "Barnickel Trust") held by Barnickel Company as of the Closing and (iii) the oil and gas properties owned by Barnickel Company as of the Closing (the "O & G Properties"); provided, however, that if, with respect to any of the O & G
     --------  -------
     Properties, there is any applicable right of first refusal, or it is concluded by Petrolite after completion of the environmental audits as described in paragraph 6 below and after consultation with its advisers, that the existing or potential liabilities, including but not limited to current and prospective environmental liabilities, related to the property exceed the value of the property to Petrolite, or that Petrolite would be unlikely to acquire good and marketable title on a property from Barnickel Company, then the parties would negotiate in good faith to address such concerns.

2. (a) Prior to the Closing, Barnickel Company would sell its portfolio of marketable securities (the "Portfolio"). After establishing reserves for or paying (i) the federal and state income taxes attributable to Barnickel Company's sale of the Portfolio (less the amount of such taxes to be assumed by Petrolite under paragraph 5 below), (ii) the trustees' fees (the "Trustees' Fees") payable to the trustees of the Barnickel Trust (the "Barnickel Trustees") upon the distribution of the assets of the Barnickel Trust to the holders of the Trust Interests contemplated to occur under subparagraph (b) of this paragraph (and any proportional payments to the trustee (the "Lehmann Trustee") of the John S. Lehmann Trust f/b/o John S. Lehmann, Jr. and the John S. Lehmann Trust f/b/o Frederick W. Lehmann III (collectively, the "Lehmann Trusts"), (iii) "known claims" for discharging

The Board of Directors
Trustees, William S. Barnickel Testamentary Trust
Trustee, John S. Lehmann Trust f/b/o John S. Lehmann, Jr.
Trustee, John S. Lehmann Trust f/b/o Frederick W. Lehmann III
Michael V. Janes
G. J. Brown
William B. Janes
John V. Janes, Jr.
Page 3
November 21, 1994

          Barnickel Company's liabilities following the procedure set forth in Section 351.478 of the Missouri General and Business Corporation Law (the "Missouri Corporation Law"), (iv) the insurance premium for Barnickel Company's Officer and Director Liability Insurance Policy for up to a six year period following the Closing with coverage of up to $10,000,000; and (v) any other administrative expenses, in an aggregate amount to be agreed upon in the Definitive Agreement, associated with the dissolution of Barnickel Company and the distribution of the Barnickel Trust, Barnickel Company would offer to purchase Trust Interests from the beneficiaries of the Barnickel Trust ("Barnickel Trust Beneficiaries") (or those of them selected by Barnickel Company) other than Michael V. Janes, G. J. Brown, William B. Janes and John V. Janes, Jr. (any one such person referred to herein as a "Janes" and collectively as the "Janeses"), and other than the Janes Family (as defined in paragraph 7(c) below) (and, in the discretion of Barnickel Company, to purchase its shares held by the Lehmann Trusts), and would use as much of the unreserved proceeds from the sale of the Portfolio to effect such purchases as Trust Interests (and, if so elected, shares of Barnickel Company) are available. It is contemplated by Barnickel Company that the purchase price for each Barnickel Trust Beneficiary's Trust Interest so purchased shall be equal to the value of the assets such Barnickel Trust Beneficiary otherwise would be entitled to receive as a holder of such Trust Interest under subparagraph (b) of this paragraph, assuming for such purpose that (i) no purchase of Trust Interests were to occur and (ii) each share of Petrolite Capital Stock to be distributed is equal in value to the average closing price of Petrolite Capital Stock for the 20 business days immediately preceding Barnickel Company's offer to purchase the Trust Interests.

     (b)  As soon as practicable after the Closing, Barnickel
          Company would be dissolved and its remaining assets
          (excluding the foregoing reserves other than the Trustees' Fees, which would be paid in conjunction with

The Board of Directors
Trustees, William S. Barnickel Testamentary Trust
Trustee, John S. Lehmann Trust f/b/o John S. Lehmann, Jr.
Trustee, John S. Lehmann Trust f/b/o Frederick W. Lehmann III
Michael V. Janes
G. J. Brown
William B. Janes
John V. Janes, Jr.
Page 4
November 21, 1994

          the distribution of the assets of the Barnickel Trust) would be distributed to its stockholders, namely the Barnickel Trust (or, if earlier distributed, its beneficiaries) and the Lehmann Trusts. Immediately upon receiving such assets from Barnickel Company, the Barnickel Trust (if not earlier distributed) would distribute such assets, including the shares of Petrolite Capital Stock it received from Barnickel Company upon its dissolution, to the holders of the Trust Interests (including Petrolite). Notwithstanding the foregoing,
          (i) Petrolite shares, as evidenced by the certificates therefor, representing the "Continuity Amount", as hereinafter defined, would not be so distributed to the Barnickel Trust Beneficiaries (other than Petrolite) and the Lehmann Trustee, but would be deposited under a custodial arrangement on behalf of such distributees (pursuant to action by the Barnickel Trustees and the Lehmann Trustee, or the Barnickel Beneficiaries and the Lehmann Trustee) as provided in paragraph 12 below; and
          (ii) Petrolite shares, as evidenced by the certificates therefor, in approximate value up to $10,000,000 would not be so distributed to the Barnickel Trust Beneficiaries (other than Petrolite) and the Lehmann Trustee, but would be deposited under a custodial arrangement for up to five years, and would be available for sale in satisfaction of the indemnification obligations contemplated by paragraph 10(b) below, as may be specified further in the Definitive Agreement, and to the extent such shares are not used to satisfy any such indemnification obligations during such five-year period, such shares would be distributed to the owners thereof. At all meetings or votes, consents or authorizations of Petrolite's stockholders between the Closing and the distribution of the Barnickel Trust assets to the Barnickel Trust Beneficiaries, the Petrolite Capital Stock held by Barnickel Company, the Barnickel Trust or under the custodial arrangements described in clauses (i) and (ii) of this paragraph 2(b) will be voted by Barnickel Company and/or the Barnickel Trust for or against or abstain in the same proportion as the shares

The Board of Directors
Trustees, William S. Barnickel Testamentary Trust
Trustee, John S. Lehmann Trust f/b/o John S. Lehmann, Jr.
Trustee, John S. Lehmann Trust f/b/o Frederick W. Lehmann III
Michael V. Janes
G. J. Brown
William B. Janes
John V. Janes, Jr.
Page 5
November 21, 1994

          owned by all other stockholders of Petrolite (excluding Barnickel Company and the Barnickel Trust). Both of the custodial arrangements described in clauses (i) and (ii) of this paragraph 2(b) would provide that the right to vote, and to receive any dividends or distributions with respect to, the shares subject thereto will remain with or be passed through to the beneficial owners of the shares.

     (c) Petrolite would amend its Rights Agreement with Society National Bank dated March 28, 1994 to provide expressly, and in form reasonably satisfactory to Barnickel Company's counsel, that no rights issued thereunder would become exercisable by reason of (i) the issuance by Petrolite of its shares of Capital Stock to Barnickel Company as contemplated in paragraphs 3, 4 and 6 below;
          (ii) the distribution of Petrolite Capital Stock by Barnickel Company to the Barnickel Trust as contemplated by subparagraph (b) of this paragraph; (iii) the distribution of Petrolite Capital Stock by the Barnickel Trust as contemplated by subparagraph (b) of this paragraph; (iv) the agreements or actions of the Janeses and the Principals to effectuate their rights to propose Board nominees as contemplated by subparagraph 7(a) below; (v) the deposit, retention, and subsequent release of the "Continuity Amount" under the custodial arrangement contemplated by clause (i) of paragraph 2(b) above; (vi) the deposit, retention, and subsequent release of shares of Petrolite Capital Stock under the custodial arrangement contemplated by clause (ii) of paragraph 2(b) above; and (vi) any actions required in order to implement any provision related to registration rights contemplated by paragraph 9 below.

     (d) Barnickel Company would effect its dissolution in compliance with the dissolution provisions of the Missouri Corporation Law and would satisfy the procedures set forth in Sections 351.478 and 351.482 of the Missouri Corporation Law relating to "known claims" and "unknown claims".

The Board of Directors
Trustees, William S. Barnickel Testamentary Trust
Trustee, John S. Lehmann Trust f/b/o John S. Lehmann, Jr.
Trustee, John S. Lehmann Trust f/b/o Frederick W. Lehmann III
Michael V. Janes
G. J. Brown
William B. Janes
John V. Janes, Jr.
Page 6
November 21, 1994

3. Petrolite would issue new shares of Petrolite Capital Stock to Barnickel Company in an amount equal to the number of shares of Petrolite Capital Stock owned by Barnickel Company as of the Closing. The issuance of such shares and the shares of Petrolite Capital Stock contemplated by paragraphs 4 and 6 below, and the distribution of such shares to Barnickel Company's stockholders and the Barnickel Trust Beneficiaries as contemplated by this letter, shall be appropriately registered by Petrolite under the Securities Act of 1933 and qualified, unless exempt, under applicable state "blue sky" laws.

4. Petrolite would also issue to Barnickel Company a number of new shares of Petrolite Capital Stock equal to the product of
     (a) the aggregate number of shares of Petrolite Capital Stock to be issued to Barnickel Company under paragraphs 3 and 6 hereof and (b) a fraction, the numerator of which would be the aggregate percentage ownership interest in Barnickel Company indirectly owned by the Trust Interests purchased by Barnickel Company pursuant to paragraph 2(a) above, expressed as a fraction and calculated as if no such purchases were to occur (the "Purchased Trust Interest Fraction"), and the denominator of which would be one minus the Purchased Trust Interest Fraction. (For example, if the aggregate number of Petrolite shares issued under paragraphs 3 and 6 were 5,500,000 shares, and the purchased Trust Interests represented a 20% indirect interest in Barnickel Company, the number of Petrolite shares to be issued for the purchased Trust Interests would be 5,500,000 (.20/1-.20) = 5,500,000 (.25) = 1,375,000 shares.
     As a result, the shares issued by Petrolite for the purchased Trust Interests would be equal to the number of shares received by Petrolite upon the distribution of the Barnickel Trust.)

5. Petrolite would assume (i) all liabilities associated with the O & G Properties acquired by Petrolite; (ii) the obligations of Barnickel Company with respect to the documented fees and expenses of Barnickel Company's appraiser(s) and financial, legal and accounting advisers (the "Advisory Fees") in connection with the Proposed Transaction; and (iii) a portion

The Board of Directors
Trustees, William S. Barnickel Testamentary Trust
Trustee, John S. Lehmann Trust f/b/o John S. Lehmann, Jr.
Trustee, John S. Lehmann Trust f/b/o Frederick W. Lehmann III
Michael V. Janes
G. J. Brown
William B. Janes
John V. Janes, Jr.
Page 7
November 21, 1994

     of the liabilities of Barnickel Company for the federal income taxes attributable to Barnickel Company's sale of the Portfolio; provided, however, that in no event would
                --------  -------
     Petrolite's liability with respect to such documented Advisory Fees and federal income tax liabilities exceed $9,000,000 in the aggregate, and provided further that Petrolite would pay to Barnickel Company cash in an amount equal to any excess of $9,000,000 over the sum of such documented Advisory Fees and federal income tax liabilities. Petrolite would not assume any other liabilities of Barnickel Company, including but not limited to, any income or other taxes, indemnification or other liabilities of Barnickel Company or its officers or directors arising out of or relating to the Proposed Transaction or obligations resulting from the perfection of dissenting shareholder rights under the Missouri Corporation Law; provided, however, that Petrolite would represent and
          --------  -------
     warrant to Barnickel Company that to its best knowledge neither Petrolite nor any member of Petrolite's management, including its Assistant Treasurer, Director of Taxes, has any knowledge of any fact, circumstance or situation involving Barnickel Company, or any employee or agent thereof, relating to the operation of Barnickel Company prior to December 8, 1993, which might reasonably be expected to give rise to any liability, including any liability for indemnification, against Barnickel Company.

6. Petrolite would also issue new shares of Petrolite Capital Stock to Barnickel Company equal in value to the after-tax fair market value (using Petrolite's marginal tax rate) of the O & G Properties acquired by Petrolite; provided, that in computing the after-tax fair market value of the O & G Properties acquired by Petrolite, such value would be reduced by an amount to be determined by the parties, but not greater than $100,000. Fair market value of the O & G Properties would be based on an independent appraisal performed by an appraiser selected and paid by Barnickel Company and reasonably satisfactory to Petrolite, in accordance with procedures substantially similar to those outlined in the letter of Miller and Lents, Ltd. dated July 7, 1994 to
     William E. Nasser (a copy of which is attached hereto as

The Board of Directors
Trustees, William S. Barnickel Testamentary Trust
Trustee, John S. Lehmann Trust f/b/o John S. Lehmann, Jr.
Trustee, John S. Lehmann Trust f/b/o Frederick W. Lehmann III
Michael V. Janes
G. J. Brown
William B. Janes
John V. Janes, Jr.
Page 8
November 21, 1994

     Attachment 1); provided, however, that for purposes of such
                    --------  -------
     appraisal, the appraiser would assume that the purchaser's corporate income tax rate would equal Petrolite's marginal tax rate of 37.6%. The number of new shares of Petrolite Capital Stock that would be issued to Barnickel Company in respect of the O & G Properties acquired by Petrolite would be based upon the average of the closing prices of Petrolite Capital Stock on the NASDAQ National Market System for the 20 consecutive trading days immediately preceding the fifth trading day before the Closing (the "Average Trading Price"). On or before December 20, 1994, Petrolite would have the right to conduct, and would use its best efforts to complete, Phase One environmental audits satisfactory to Petrolite on each of the O & G Properties and conduct such review of Barnickel Company's title to such properties as it considered necessary or desirable, (and also subject to the proviso in paragraph 1 above).

7. (a) Upon the Closing, pursuant to the Stockholder Agreements described in paragraph 8 below (the "Stockholder Agreements"), the Petrolite Board of Directors (the "Board") would amend Petrolite's bylaws to increase the size of the Board to eleven directors and appoint to the Board two persons proposed by Barnickel Company, subject to the conditions set forth below, for a period commencing as of the Closing and expiring as of Petrolite's first annual meeting following the Closing. The Board would agree to (i) renominate such directors who remain willing and able to serve, and, if any such director becomes unwilling or unable to serve, such other person as would be proposed jointly by the owners of the Petrolite Capital Stock held under the custodial arrangement contemplated by clause (i) of paragraph 2(b) above (the "Principals"), subject to the conditions set forth below, for election as directors at the first and second annual meetings following the Closing; (ii) nominate two persons as would be proposed jointly by the Principals, subject to the conditions set forth below, for election as directors at each subsequent annual meeting for so long as any Petrolite Capital Stock is

The Board of Directors
Trustees, William S. Barnickel Testamentary Trust
Trustee, John S. Lehmann Trust f/b/o John S. Lehmann, Jr.
Trustee, John S. Lehmann Trust f/b/o Frederick W. Lehmann III
Michael V. Janes
G. J. Brown
William B. Janes
John V. Janes, Jr.
Page 9
November 21, 1994

          held under such custodial arrangement; and (iii) nominate two persons as would be proposed jointly by the Janeses, subject to the conditions set forth below, for election as directors at each annual meeting thereafter; provided,
                                                          --------
          however, that any of (i), (ii) or (iii) above shall apply
          -------
          only for so long as the Janeses are beneficial owners (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") except as provided in paragraph 7(c) below) of 15% or more, in the aggregate, of Petrolite's outstanding Capital Stock; provided, however, that for the initial
                         --------  -------
          five year period after the Closing the calculation of the percentage of Petrolite Capital Stock beneficially owned by the Janeses would be based upon the lesser of the Petrolite Capital Stock outstanding immediately after the Closing or the amount then currently outstanding. The Stockholder Agreements also would provide that in the event the Janeses' aggregate beneficial ownership of Petrolite's outstanding Capital Stock is 10% or more but less than 15%, the Principals or the Janeses, as the case may be, would be entitled to propose only one person for election to the Board, and in the event the Janeses' aggregate beneficial ownership of Petrolite's outstanding Capital Stock is less than 10%, the Principals or the Janeses, as the case may be, would no longer be entitled to propose any persons for election to the Board by virtue of the Stockholder Agreements. In each case, any nominees proposed in the manner provided above would be subject to approval of the Board's Nominating Committee and the Board, each of which may determine, in the exercise of its reasonable business judgment and taking into account the purpose of this provision, that such nomination is not appropriate under the circumstances.
          In any instance in which any such nominee is rejected by the Nominating Committee or the Board, Barnickel Company, the Principals or the Janeses, as the case may be, would be entitled to propose successive substitute nominees for consideration until the Nominating Committee's and the Board's approvals are obtained. The Board would recommend to the stockholders the election of such

The Board of Directors
Trustees, William S. Barnickel Testamentary Trust
Trustee, John S. Lehmann Trust f/b/o John S. Lehmann, Jr.
Trustee, John S. Lehmann Trust f/b/o Frederick W. Lehmann III
Michael V. Janes
G. J. Brown
William B. Janes
John V. Janes, Jr.
Page 10
November 21, 1994

          nominee approved by the Nominating Committee and the Board, and would use all reasonable efforts to solicit proxies on such nominee's behalf. During the five year period following the Closing, the Board's Executive and Nominating Committees would each include at least one director appointed or nominated under this subparagraph
          (a).

     (b) The Stockholder Agreements also would provide for proportionate increases in the number of Board nominees which the Principals or the Janeses are entitled to propose in the event the size of the Board is increased after the date of the Stockholder Agreements.

     (c) Any determination of beneficial ownership under subparagraph 7(a) or other provisions of this letter would be made in accordance with Rule 13d-3 under the Exchange Act; provided, however, that for purposes of
                        --------  -------
          this paragraph 7, (i) for the ten-year period following the Closing, a Janes would be deemed to have beneficial ownership of any shares of Petrolite Capital Stock transferred by him/her and beneficially owned by his/her spouse, child or grandchild or the spouse of any of them, or a trust for their benefit as defined in the Definitive Agreement and, in the case of Michael Janes for only the initial five-year period following the Closing and notwithstanding clause (ii) of this subparagraph (c), by a charitable trust or foundation established by him (collectively the "Janes Family") and (ii) after the initial five-year period following the Closing such beneficial ownership would be reduced upon the death of a Janes by the number of shares beneficially owned by the decedent and the number of shares attributable to the decedent under clause (i) of this subparagraph (c).

8. Each of the Janeses, and any Janes Family member, trustee therefor or personal representative thereof who is or becomes during the term of the Stockholder Agreements the beneficial owner of any Petrolite Capital Stock (collectively referred to herein as the "Stockholder Parties") would execute a

The Board of Directors
Trustees, William S. Barnickel Testamentary Trust
Trustee, John S. Lehmann Trust f/b/o John S. Lehmann, Jr.
Trustee, John S. Lehmann Trust f/b/o Frederick W. Lehmann III
Michael V. Janes
G. J. Brown
William B. Janes
John V. Janes, Jr.
Page 11
November 21, 1994

     Stockholder Agreement with Petrolite (and any purported transfer to a Stockholder Party failing or refusing to execute a Stockholder Agreement would be deemed null and void), which agreement would contain the following restrictions:

     (a)  Transfers to 10% Holders:  The Stockholder Parties would
          ------------------------
          agree not to offer, sell or transfer any shares of Petrolite Capital Stock prior to January 1, 1997 to any person who then beneficially owns, or as a result of such transaction would beneficially own, 10% or more of the outstanding Petrolite Capital Stock; provided, however,
                                               --------  -------
          that the Stockholder Parties would have the right to participate without restriction in any tender offer made to all stockholders of Petrolite provided that if the Board opposes such offer, the Stockholder Parties would have the right only to tender their shares in the same proportion as the shares owned by stockholders other than the Stockholder Parties, their affiliates and associates are tendered and that no tender or arrangement to tender any shares would be made more than 48 hours prior to the scheduled expiration of the tender offer.

     (b)  Resales of Petrolite Capital Stock:  Except through a
          ----------------------------------
          secondary offering referenced in paragraph 9 below or pursuant to the provisions of paragraph (d) of SEC Rule 145, the Stockholder Parties would agree not to engage in any open market sale of shares of Petrolite Capital Stock prior to January 1, 1997.

     (c)  Right of First Refusal:  The Stockholder Parties would
          ----------------------
          agree not to engage in a private sale of shares of Petrolite Capital Stock prior to January 1, 1997 without giving Petrolite a right of first refusal on the proposed private sale; provided, however, that this right of first
                        --------  -------
          refusal would not apply to any such private sale between the Janeses, or by any of them to his/her affiliates, associates or Janes Family members.

     (d)  Additional Acquisition of Petrolite Capital Stock:  The
          -------------------------------------------------
          Stockholder Parties would agree not to acquire, directly

The Board of Directors
Trustees, William S. Barnickel Testamentary Trust
Trustee, John S. Lehmann Trust f/b/o John S. Lehmann, Jr.
Trustee, John S. Lehmann Trust f/b/o Frederick W. Lehmann III
Michael V. Janes
G. J. Brown
William B. Janes
John V. Janes, Jr.
Page 12
November 21, 1994

          or indirectly, prior to January 1, 1997 additional shares of Petrolite Capital Stock that would result in the aggregate beneficial ownership of Petrolite Capital Stock by the Stockholder Parties and their affiliates increasing as a percentage of the Petrolite Capital Stock then outstanding to an amount greater than the percentage plus one of the Petrolite Capital Stock outstanding beneficially owned by them as of the Closing (computed as if the Petrolite Capital Stock to be distributable to a Trust Interest then held by Barnickel Company were not then outstanding).

     (e)  Standstill Provisions:  The Stockholder Parties would
          ---------------------
          agree that, prior to the earlier of Petrolite's 1997 Annual Meeting and June 30, 1997, without the prior approval of the Board, neither they nor any of their affiliates would (i) call or participate in any manner in calling a special meeting of stockholders of Petrolite other than a special meeting of stockholders the call of which is supported by a majority of the Board, (ii) submit any stockholder proposal to be voted upon at any annual or special meeting of stockholders of Petrolite,
          (iii) institute, encourage or participate in any proxy or consent solicitation with respect to a vote of Petrolite's stockholders (except for activities undertaken in their capacity as a director of Petrolite in connection with solicitations by the Board), or (iv) publicly or privately propose, encourage, solicit or participate in the solicitation of any person or entity to acquire, offer to acquire or agree to acquire, by merger, tender offer, purchase or otherwise, Petrolite or a substantial portion of its assets or more than 1% of the outstanding Petrolite Capital Stock (except in connection with demand or piggy-back registrations contemplated to occur under paragraph 9 below or other market sales pursuant to open market transactions).

     (f)  Voting; Representation:  At all meetings or votes,
          ----------------------
          consents or authorizations of Petrolite's stockholders up to and including Petrolite's 1997 Annual Meeting, the

The Board of Directors
Trustees, William S. Barnickel Testamentary Trust
Trustee, John S. Lehmann Trust f/b/o John S. Lehmann, Jr.
Trustee, John S. Lehmann Trust f/b/o Frederick W. Lehmann III
Michael V. Janes
G. J. Brown
William B. Janes
John V. Janes, Jr.
Page 13
November 21, 1994

          Stockholder Parties would agree to vote or use their reasonable best efforts to direct the voting of all shares of Petrolite Capital Stock beneficially owned by them and their affiliates with respect to the election of directors and all other matters either (i) in accordance with the recommendations of the Board or (ii) for or against or abstaining in the same proportion as the shares owned by all other stockholders (excluding each of the Stockholder Parties or their representatives that is a Petrolite stockholder) are voted or abstained from voting with respect to such matters; provided, however,
                                               --------  -------
          that this restriction shall not apply to voting with respect to the following transactions when a stockholder vote is required by applicable law, the rules of the National Association of Securities Dealers or any applicable exchange on which the Petrolite Capital Stock is listed for trading and an affirmative vote on the transaction is recommended by the Petrolite Board: (1) a merger of Petrolite with another corporation; (2) a sale of 50% or more of the assets of Petrolite; and (3) the purchase of assets where the purchased assets would constitute more than 25% of Petrolite's assets. The Stockholder Parties would further agree that all the shares of Petrolite Capital Stock beneficially owned by them shall be represented in person or by proxy at all meetings and that they and their affiliates would not deposit any such shares of Petrolite Capital Stock in a voting trust or enter into a voting agreement or other agreement of similar effect with any other person, except with respect to the custodial arrangements contemplated by clauses (i) and (ii) of paragraph 2(b) above, or with Janes Family members or the Principals for the sole purpose of effectuating the proposed Board nominees for purposes of paragraph 7 hereof.

9. Each of the Stockholder Parties, the Lehmann Trustee and the Barnickel Trustees would enter into a Registration Rights Agreement with Petrolite for the benefit of (i) themselves;
     (ii) the Barnickel Trust Beneficiaries other than the Stockholder Parties (subject to the establishment of a

The Board of Directors
Trustees, William S. Barnickel Testamentary Trust
Trustee, John S. Lehmann Trust f/b/o John S. Lehmann, Jr.
Trustee, John S. Lehmann Trust f/b/o Frederick W. Lehmann III
Michael V. Janes
G. J. Brown
William B. Janes
John V. Janes, Jr.
Page 14
November 21, 1994

     procedure for assignment of registration rights thereto reasonably satisfactory to Petrolite); and (iii) to the extent that they receive vested ownership of Petrolite Capital Stock issued by Petrolite in accordance with the Proposed Transaction, the beneficiaries of the Lehmann Trusts (the "Lehmann Trust Beneficiaries") (collectively, for purposes of this paragraph 9, the "Holders"), which agreement would contain the following provisions:

     (a)  Number of Demands; Piggy-back Rights:  The Holders would
          ------------------------------------
          have in the aggregate not more than two rights to demand registration and an unlimited number of piggy-back registration rights for five years following the Closing, and one right to demand registration in the sixth year following the Closing (or earlier with the consent of the Principals). Petrolite would pay the legal and other expenses of the registration and offering but the participating Holders would pay the underwriting fees to the extent of their participation. For purposes of this subparagraph, a demand registration requested by one or more Holders would be deemed to exhaust one demand registration right by all the Holders.

     (b)  Time Period for Exercising Demand Rights:  The Holders
          ----------------------------------------
          would be permitted to exercise their demand rights at any time over the first five years and during the sixth year following the Closing (but not within nine months of a previous registration in which they were entitled to participate and not more than once per calendar year).

     (c)  Number of Shares Eligible to be Registered:  Subject to
          ------------------------------------------
          paragraph 12 below, there would be no maximum number of shares that could be registered in any single demand registration, and the minimum number would be 150,000 shares. The maximum number of shares that could be registered in any single piggy-back registration would be 650,000 shares, and the minimum number would be 20,000 shares. The number of shares requested to be registered in either a demand or piggy-back registration would be subject to customary cut back rights.

The Board of Directors
Trustees, William S. Barnickel Testamentary Trust
Trustee, John S. Lehmann Trust f/b/o John S. Lehmann, Jr.
Trustee, John S. Lehmann Trust f/b/o Frederick W. Lehmann III
Michael V. Janes
G. J. Brown
William B. Janes
John V. Janes, Jr.
Page 15
November 21, 1994

     (d)  Right of First Refusal:  Petrolite would have the option
          ----------------------
          of buying all or any portion of the shares requested to be registered by the participating Holders in lieu of registering them pursuant to demand or piggy-back registrations at a price equal to the average closing price of Petrolite Capital Stock for the 20 business days immediately preceding the date of such request for registration and based upon procedures to be set forth in the Registration Rights Agreement; provided, however,
                                             --------  -------
          that Petrolite's right to buy less than all of such shares may be exercised only if the opportunity for an underwritten offering of the balance of such shares not bought by Petrolite would remain available to the participating Holders on terms substantially similar to the terms available to them if Petrolite had not bought any such shares; and provided, further, that any shares
                               --------  -------
          bought by Petrolite pursuant to this right of first refusal in lieu of registering them pursuant to any registration would be deemed to be registered for the purpose of satisfying the numerical eligibility requirement for such registration under subparagraph (c) of this paragraph.

10. (a) If the Proposed Transaction is approved by the affirmative vote of the Barnickel Trust Beneficiaries other than Barnickel Company representing equitable ownership of an amount satisfactory to the Barnickel Trustees up to 90% of the Trust Interests (not equitably owned by Barnickel Company), (i) the Barnickel Trustees would vote the shares of Barnickel Company then held by the Barnickel Trust for the Proposed Transaction, and
          (ii) the Board of Directors of Barnickel Company would vote the shares of Petrolite Capital Stock held by Barnickel Company for the Proposed Transaction if a Petrolite stockholder vote is solicited; provided, however, that if not so approved, no person shall have any further obligation, right or liability hereunder.

     (b) As a part of the Proposed Transaction, (i) the officers and directors of Barnickel Company shall have received

The Board of Directors
Trustees, William S. Barnickel Testamentary Trust
Trustee, John S. Lehmann Trust f/b/o John S. Lehmann, Jr.
Trustee, John S. Lehmann Trust f/b/o Frederick W. Lehmann III
Michael V. Janes
G. J. Brown
William B. Janes
John V. Janes, Jr.
Page 16
November 21, 1994

          rights of indemnification from the Barnickel Trust Beneficiaries and the Lehmann Trusts as specified in the Definitive Agreement; and (ii) the Barnickel Trustees (in their capacity as owner of stock of Barnickel Company but not as to their fiduciary capacity as trustees of the Barnickel Trust) and Morgan Stanley & Co. Incorporated shall have received comparable rights of indemnification as specified in the Definitive Agreement, except that such indemnification of Morgan Stanley & Co. Incorporated would be limited in scope by the terms of Barnickel Company's letter of indemnity dated March 1, 1994. The indemnification rights shall apply only after the exhaustion of any insurance proceeds applicable to the matters otherwise subject to such indemnity rights.

11.  In their capacities as Barnickel Trust Beneficiaries, the
     Janeses would agree to approve the Proposed Transaction. The Lehmann Trustee would also agree to approve the Proposed
     Transaction as shareholder(s) of Barnickel Company.

12. During the five-year period from the date of the Closing Petrolite shares, as evidenced by the certificates therefor, representing an amount of stock equal to the "Continuity Amount" (as hereinafter defined) of Petrolite Capital Stock would be deposited by or on behalf of the distributees thereof upon dissolution of Barnickel Company and the distribution of the Barnickel Trust, under a custodial arrangement; provided,
                                                         --------
     however, that at any time and from time to time upon receipt
     -------
     of an opinion of tax counsel reasonably satisfactory in form and in substance to Petrolite and its counsel and Lowenhaupt
     & Chasnoff, L.L.C. that a sale of a portion of such Continuity Amount would not violate the "continuity of interest" requirements imposed under Section 368 of the Code and related regulations, such custodian would be required to release the certificates representing such portion in the manner provided under such custodial arrangement. For purposes of this paragraph 12, the "Continuity Amount" shall be the number of shares of Petrolite Capital Stock equal in value, as of the Closing, to one-half the value of the outstanding Barnickel Company stock as of the Closing plus one-half of the value of

The Board of Directors
Trustees, William S. Barnickel Testamentary Trust
Trustee, John S. Lehmann Trust f/b/o John S. Lehmann, Jr.
Trustee, John S. Lehmann Trust f/b/o Frederick W. Lehmann III
Michael V. Janes
G. J. Brown
William B. Janes
John V. Janes, Jr.
Page 17
November 21, 1994

     any Barnickel Company stock purchased from the Lehmann Trusts prior to the Closing. In addition to the foregoing, Barnickel Company and Petrolite would agree to use all reasonable efforts to take, or cause to be taken, all appropriate action, and to use all reasonable efforts to do, or cause to be done, all things necessary, proper or advisable under law to cause the Proposed Transaction to qualify as a reorganization within the meaning of Section 368(a)(1)(C) of the Code and to obtain the appropriate tax rulings to such effect. The Proposed Transaction would not take place without a ruling from the Internal Revenue Service reasonably satisfactory to counsel for Petrolite and Barnickel Company that the Proposed Transaction will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and without a ruling reasonably satisfactory to counsel for the Barnickel Trustees that the Barnickel Trust, in its year of termination, will be classified as a trust within the meaning of Section 7701 of the Code for purposes relating to its taxation.

13. Until December 31, 1994 (or if a Definitive Agreement is entered into before December 31, 1994, until the Closing or termination of the Definitive Agreement), the parties agree not to directly or indirectly, solicit, negotiate, participate in or continue any discussions, or enter into any agreements, arrangements or understandings relating to any other proposal contemplating a merger, consolidation, liquidation, sale of Barnickel Company's Petrolite Capital Stock or other similar action with any person or entity, and further agree not to solicit, encourage or participate in the solicitation of any third party to initiate any action to accomplish or facilitate any of the foregoing.

14. Each of the parties shall maintain the confidentiality of all non-public information identified as such and given to them by Petrolite, and such information will not be disclosed by Barnickel Company or its representatives (except to the parties hereto) without the consent of Petrolite or unless required by law or legal process. Petrolite agrees to and shall similarly maintain the confidentiality of all non-public information supplied to it by Barnickel Company.

The Board of Directors
Trustees, William S. Barnickel Testamentary Trust
Trustee, John S. Lehmann Trust f/b/o John S. Lehmann, Jr.
Trustee, John S. Lehmann Trust f/b/o Frederick W. Lehmann III
Michael V. Janes
G. J. Brown
William B. Janes
John V. Janes, Jr.
Page 18
November 21, 1994

15. The parties hereto agree that, to the maximum extent feasible, but subject to the public disclosure and reporting obligations, pursuant to the Exchange Act, of Petrolite, Barnickel Company, Boatmen's Bancshares, Inc., Boatmen's Trust Company, the Barnickel Trust, the Lehmann Trusts and any of the Janeses, they shall advise each other prior to the issuance of any reports, statements or releases pertaining to this letter of intent or the implementation thereof.

16. Petrolite and Barnickel Company shall negotiate in good faith toward entering into a Definitive Agreement with respect to the Proposed Transaction.

If the foregoing is in accordance with your understanding of the Proposed Transaction and constitutes a mutually satisfactory basis for proceeding with the preparation by Petrolite and Barnickel Company of a Definitive Agreement, please so indicate by signing and dating this letter in the place indicated below and returning one fully executed original to the undersigned.

                              Very truly yours,

                              PETROLITE CORPORATION


                              By:  /s/ WILLIAM NASSER
                                   ------------------------------
                                   William Nasser
                                   Chairman, President and
                                   Chief Executive Officer

Accepted and Approved as of
this 9th day of December, 1994:

WM. S. BARNICKEL & COMPANY



By:  /s/ MICHAEL V. JANES
     -------------------------
     Name:   Michael V. Janes
     Title:  President

The Board of Directors
Trustees, William S. Barnickel Testamentary Trust
Trustee, John S. Lehmann Trust f/b/o John S. Lehmann, Jr.
Trustee, John S. Lehmann Trust f/b/o Frederick W. Lehmann III
Michael V. Janes
G. J. Brown
William B. Janes
John V. Janes, Jr.
Page 19
November 21, 1994

TRUSTEES UNDER THE WILLIAM S. BARNICKEL
TESTAMENTARY TRUST


     /s/ MICHAEL V. JANES
     ------------------------------
     Michael V. Janes



     BOATMEN'S TRUST COMPANY


           /s/ JOHN PETERS MACCARTHY
     By:  -------------------------



TRUSTEE UNDER THE JOHN S. LEHMANN
TRUST F/B/O JOHN S. LEHMANN, JR.

     BOATMEN'S TRUST COMPANY


          /s/ JOHN PETERS MACCARTHY
     By:  -------------------------



TRUSTEE UNDER THE JOHN S. LEHMANN
TRUST F/B/O FREDERICK S. LEHMANN III

     BOATMEN'S TRUST COMPANY


          /s/ JOHN PETERS MACCARTHY
     By:  -------------------------

The Board of Directors
Trustees, William S. Barnickel Testamentary Trust
Trustee, John S. Lehmann Trust f/b/o John S. Lehmann, Jr.
Trustee, John S. Lehmann Trust f/b/o Frederick W. Lehmann III
Michael V. Janes
G. J. Brown
William B. Janes
John V. Janes, Jr.
Page 20
November 21, 1994

/s/ MICHAEL V. JANES
- - -----------------------------------
Michael V. Janes


/s/ G. J. BROWN
- - -----------------------------------
G. J. Brown


/s/ WILLIAM B. JANES
- - -----------------------------------
William B. Janes


/s/ JOHN V. JANES, JR.
- - -----------------------------------
John V. Janes, Jr.